UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  January 18, 2008

______________________________

ALDABRA 2 ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

                                    Delaware                001-33541                20-8356960
                                (State or other jurisdiction          (Commission                 Employer
                                   of incorporation)                File Number)              Identification No.)

c/o Terrapin Partners LLC
540 Madison Avenue, 17th Floor
New York, New York  10022
(Address of principal executive offices)

212-710-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On January 18, 2008, Aldabra 2 Acquisition Corp. (the “Company”) issued a press release announcing that a Special Meeting of Stockholders will take place on Tuesday, February 5, 2008 at 10:00 a.m., Eastern Standard Time, to vote on the proposed acquisition of Boise Cascade L.L.C.’s paper and packaging business.  The Company’s Special Meeting of Stockholders will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas New York, New York 10036.  Stockholders of record as of the close of business on January 16th, 2008 will be entitled to vote at the special meeting.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Where to Find Additional Information

The Company has filed with the SEC a preliminary proxy statement and plans to file with the SEC a definitive proxy statement in connection with the proposed transaction. Investors are urged to carefully read the proxy statements and any other relevant documents filed with the SEC when they become available, because they will contain important information about the Company and the transaction. Copies of the proxy statements and other documents filed by the Company will be available at the Web site maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company, its current directors and executive officers, and certain individuals nominated to serve as the Company’s directors or executive officers following the proposed acquisition may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with such acquisition.  In addition, Lazard Capital Markets LLC and Pali Capital, Inc., two of the underwriters for the Company’s IPO, may assist in these efforts and may also be deemed to be participants in such solicitations of proxies.  In connection with the Company’s IPO, the Company has agreed to pay the underwriters for the IPO an underwriting discount, a portion of which (in the amount of $12,420,000) would not be payable unless and until the Company completes a business combination. The Company will not pay the underwriters additional fees in connection with any such efforts.  Information regarding the Company's current directors and executive officers is available in the Company’s Registration Statement on Form S-1 (Registration Nos. 333-141398 and 333-143890), which was filed with the SEC on March 19, 2007, and subsequent amendments thereto, and are also contained in the Company’s preliminary proxy statement.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statements currently and to be filed with the SEC in connection with the proposed acquisition.

Item 9.01   Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description

99.1	Press Release of Aldabra 2 Acquisition Corp., dated January 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                ALDABRA 2 ACQUISITION CORP.

                By: /s/ Jason Weiss
               Name: Jason Weiss
               Title:   Chief Executive Officer

Date:  January 18, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Aldabra 2 Acquisition Corp., dated January 18, 2008